SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549


                           FORM 8-K/A

                       AMENDMENT NO. 1 TO

                        CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 15, 1996

                      Power Control Technologies Inc.
        (Exact Name of Registrant as Specified in its Charter)

   Delaware                1-13780                02-0423416
(State or Other          (Commission            (IRS Employer
 Jurisdiction of          File Number)        Identification No.)
 Incorporation)

35 East 62nd Street, New York, New York                 10021
(Address of Principal Executive Offices)               (Zip Code)

                            (212) 572-8600
            (Registrant's telephone number, including area code)



          This Amendment Number 1 on Form 8-K/A amends the
Current Report on Form 8-K dated April 30, 1996 (the "April 30 8-
K") of Power Control Technologies Inc. (the "Company") in order to provide pro forma financial information which was previously omitted.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)  Pro Forma Financial Information.

          The following tables set forth pro forma financial information of the Company for the year ended December 31, 1995 and for the three months ended March 31, 1996. The pro forma condensed statement of operations data for the year ended Decem-ber 31, 1995 gives pro forma effect to (i) the sale of substan-tially all of the Company's assets related to its aerospace business to Parker-Hannifin Corporation ("Parker Hannifin") pursuant to a Master Asset Purchase Agreement, dated as of January 15, 1996 and as amended as of March 15, 1996, by and among the Company, Pneumo Abex Corporation and Parker-Hannifin (the "Aerospace Sale"), and (ii) the following transactions (the "Prior Transactions"): (a) the transfer, on June 15, 1995, to a subsidiary of Mafco Consolidated Group Inc. ("Mafco Consolidat-ed") of substantially all of the consolidated assets and liabili-ties of the Company's predecessor, Abex, Inc. ("Abex"), other than the Company's aerospace business which continued to be owned by the Company; (b) the recapitalization, on June 15, 1995 (the "Recapitalization"), of the capital stock of the Company into shares of Common Stock and Series A Preferred Stock (the "Pre-ferred Stock"); and (c) the distribution of such Common Stock to Abex stockholders in connection with the merger (the "Merger") of Abex and a wholly owned subsidiary of Mafco Holdings Inc. which resulted in the Company becoming a public company, in each case as if such transactions had been consummated on January 1, 1995. The pro forma condensed statement of operations data from contin-uing operations for the three months ended March 31, 1996 is identical to the Company's historical consolidated statement of income for the three months ended March 31, 1996 included in
Item 1 of Part I of the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1996 (the "March 31 10-Q"). The pro forma condensed balance sheet gives effect to the Aerospace Sale as if such transaction had been consummated on March 31, 1996. The pro forma financial information has been prepared on the basis that the Company has received cash consideration of $201.1 million, and does not give effect to any post-closing purchase price adjustment.

          The pro forma adjustments are described in the notes hereto and are based upon available information and certain assumptions that the Company believes are reasonable. The pro forma financial information does not necessarily reflect the results of operations or the financial position of the Company that actually would have resulted had the Aerospace Sale been consummated as of the date or for the period indicated. The pro forma financial information should be read in conjunction with the notes hereto, the Company's unaudited consolidated financial statements and the notes thereto as of and for the quarter ended March 31, 1996 included in the March 31 10-Q, and the Company's audited financial statements and the notes thereto as of and for the year ended December 31, 1995 included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995 (the "1995 10-K").


                    POWER CONTROL TECHNOLOGIES INC. AND SUBSIDIARIES
                      PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1995
                       (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                   Pro Forma
                                                                                     Prior
                                         Prior        Pro Forma     Aerospace     Transactions
                                     Transactions      Prior          Sale        and Aerospace
                        Historical   Adjustments    Transactions   Adjustments        Sale
                        ----------   ------------   ------------   -----------    --------------
Net Sales . . . . . . .  $201.9                     $201.9         $(201.9)(f)      -
Cost of Sales . . . . .   153.8                      153.8          (153.8)(f)      -
Gross profit  . . . . .    48.1                       48.1
Selling, general and
  administrative
  expenses . . . . . .     37.6      $(9.3)(a)        28.3          (28.3)(f)     $1.5
                                                                      1.5(g)
Amortization of
  intangibles. . . . .      1.6                        1.6           (1.6)(f)       -
                          -----                      -----
Operating income  . . .     8.9                       18.2                        (1.5)
Interest expense  . . .     2.1       (0.4)(b)         1.7           (1.7)(f)       -
Other (income) loss . .    (6.9)       6.9(c)          --            (3.0)(h)     (3.0)
                          -----                      -----
Income from continuing
  operations before
  income taxes . . . . .   13.7                       16.5                         1.5
Provision for income
  taxes . . . . . . . .     0.8                        0.8           (0.8)(f)       -
                          -----                      -----
Income from continuing
  operations before
  extraordinary items.     12.9                       15.7                         1.5
Preferred dividends. .     (0.9)      (0.7)(d)        (1.6)            -          (1.6)
                          -----                      -----                        -----
Income (loss) from
  continuing operations
  available to common
  shareholders . . . .    $12.0                     $ 14.1                       $(0.1)
                          =====                     ======                       ======
Income from continuing
  operations per share
  available to common
  shareholders. . . .     $ 0.59                    $  0.68                      $-
Weighted average number
  of common shares
  outstanding (in
  millions) . . . . .      20.3        0.4            20.7(e)                     20.7


   See the Notes to Pro Forma Condensed Statement of Operations and
   Condensed Balance Sheet.




                          Power Control Technologies Inc. and Subsidiaries
                               Pro Forma Condensed Balance Sheet
                                         March 31, 1996
                                         (in millions)

                                                  Aerospace      Pro Forma
                                                    Sale         Aerospace
                                    Historical   Adjustments        Sale
                                    ----------   -----------     ----------
    ASSETS

Current assets:
    Cash and cash equivalents         --         $196.1 (i)       $  196.1
    Prepaid expenses and other      $ 0.8          (0.8) (j)          --
                                    -----                          -------
        Total current assets          0.8                            196.1

Other assets                         10.1           2.0 (k)           12.1
Net assets held for sale             42.6         (42.6)(l)           --
                                    -----                          -------
                                   $ 53.5                         $  208.2
                                    =====                          =======

    LIABILITIES AND STOCKHOLDERS' EQUITY

                                                  Aerospace      Pro Forma
                                                    Sale         Aerospace
                                    Historical   Adjustments        Sale
                                    ----------   -----------     ----------

Current liabilities:
    Accrued liabilities            $  4.2                         $    4.2
                                   -------                         -------
Other long-term liabilities           2.5           2.0(k)             4.5
                                   -------                         -------
Preferred stock                      20.0                             20.0

Stockholders' equity
    Common stock                      0.2                              0.2
    Capital in excess of par value   26.7                             26.7
    Accumulated deficit              (0.1)        152.7 (m)          152.6
                                   -------                         -------
        Total stockholders' equity   26.8                            179.5
                                   ------                          -------
                                   $ 53.5                        $   208.2
                                   ======                        =========


NOTES TO PRO FORMA CONDENSED STATEMENT OF OPERATIONS AND CONDENSED BALANCE SHEET

(a) Represents general and administrative expenses associated with Abex's prior corporate structure which did not relate to the remaining business of the Company and did not continue after the Merger. Such expenses included corporate officer salaries and wages, professional fees related to the management of certain liabilities transferred to Mafco Consolidated, building mainte-nance and depreciation related to Abex's corporate office and certain other closed facilities and certain other expenses.

(b) Represents the elimination of interest expense related to debt which was fully redeemed with the proceeds from the sale of the Company's Friction Products division and the sale of the Company's Jetway Systems division.

(c) Represents the elimination of income recognized on assets trans-ferred to Mafco Consolidated.

(d) Represents preferred dividends associated with the Preferred
    Stock.

(e) The pro forma common shares outstanding represent the shares of Common Stock outstanding after the Recapitalization.

(f) Represents the classification of operations sold as discontinued operations.

(g) Represents general and administrative expenses which will continue after the Aerospace Sale.

(h) Represents periodic pension income related to the pension plan retained by the Company.

(i) Represents the proceeds from the Aerospace Sale of $201.1 million less the estimated transaction costs of $5.0 million.

(j) Represents the expensing of certain prepaid insurance and deferred financing costs retained by the Company.

(k) Represents the reclassification of $2.0 million from other assets to other long-term liabilities related to an unfunded pension liability.

(l) Represents the net operating assets and liabilities transferred to Parker-Hannifin in connection with the Aerospace Sale.

(m) Represents the estimated net gain to be recognized on the Aero-space Sale.

(c)  Exhibits.

    2.1 Master Asset Purchase Agreement, dated as of January 15, 1996, as amended, by and among the Company, Pneumo Abex Corporation ("Pneumo Abex") and Parker-Hannifin
           (incorporated by reference to Exhibit 2.1 to the 1995
           10-K).

    2.2 Closing Agreement, dated as of April 15, 1996, by and among the Company, Pneumo Abex and Parker-Hannifin (incorporated by reference to Exhibit 2.2 to the April 30 8-K).

    3.1    Restated Certificate of Incorporation of the Company
           (incorporated by reference to Exhibit 3.1 to the April 30 8-K).


                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POWER CONTROL TECHNOLOGIES INC.

Date:  May 22, 1996           By: /s/ Laurence Winoker
                                 Name:  Laurence Winoker
                                 Title: Vice President-Controller


                             EXHIBIT INDEX

Exhibit No.        Description                              Page

 2.1               Master Asset Purchase Agreement,          --
                   dated as of January 15, 1996, as
                   amended, by and among the Company,
                   Pneumo Abex and Parker-Hannifin
                   (incorporated by reference to Exhibit
                   2.1 to the 1995 10-K).

 2.2               Closing Agreement, dated as of April      --
                   15, 1996, by and among the Company,
                   Pneumo Abex and Parker-Hannifin
                   (incorporated by reference to Exhibit
                   2.2 to the April 30 8-K).

 3.1               Restated Certificate of Incorporation     --
                   of the Company (incorporated by
                   reference to Exhibit 3.1 to the
                   April 30 8-K).